SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	1-4743	11-1362020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2.02.	Results of Operations and Financial Condition

On October 30, 2012, Standard Motor Products, Inc. issued a press release announcing its financial results for the three months and nine months ended September 30, 2012. A copy of such press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Such press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release dated October 30, 2012 announcing Standard Motor Products, Inc.’s financial results for the three months and nine months ended September 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

	By:	/s/ James J. Burke
James J. Burke
Vice President Finance, Chief Financial Officer

Date: October 30, 2012

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 30, 2012 announcing Standard Motor Products, Inc.’s financial results for the three months and nine months ended September 30, 2012.

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